UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 23, 2016

Eastside Distilling, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54959	20-3937596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1805 SE Martin Luther King Jr Blvd.	97214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Event

Item 8.01 Other Events.

On June 23, 2016, we provided written notice of our intention to prepay in full on June 28, 2016 (the “Prepayment Date”) that certain 14% Secured Convertible Promissory Note dated May 13, 2016 in the original principal amount of $302,646.58 (the “Note”). The amount required for us to prepay the Note in full on the Prepayment Date is approximately $307,986.43 (the “Prepayment Amount”), of which $302,646.58 represents unpaid principal and $5,339.85 represents accrued and unpaid interest as of the Prepayment Date; provided, however, that in the event that the note holder effectuates any conversions of the Note prior to the Prepayment Date, the Prepayment Amount will be reduced by the amount of principal converted under the Note prior to the Prepayment Date..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTSIDE DISTILLING, INC.

(Registrant)

Date: June 23, 2016	By:	/s/ Steven Earles
Steven Earles
President and Chief Executive Officer

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